UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 Mission Street, 10th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 22, 2022, the U.S. District Court for the Northern District of California (the “Court”) granted preliminary approval of the settlement of the stockholder derivative action captioned Ingrao v. Stoppelman, et al., Case No. 3:20-CV-02753 (the “Derivative Action”), on the terms set forth in the stipulation of settlement included as Exhibit 99.1 to this Current Report (the “Settlement”).
The Derivative Action asserts claims against certain current and former officers of Yelp Inc. (the “Company”), with the Company named as a nominal defendant, for allegedly making materially false and misleading statements regarding the Company’s business and operations on February 9, 2017. The Settlement will resolve all claims asserted against all defendants in the Derivative Action without any liability or wrongdoing attributed to them personally or to the Company. Under the terms of the Settlement, the Company’s board of directors will adopt and implement certain corporate governance modifications and the Company will receive $18.0 million of insurance proceeds, of which the Company has agreed to pay $3.75 million to the plaintiff’s attorneys as fees. This description of the Settlement is a summary only and is qualified in its entirety by reference to Exhibit 99.1 hereto.
Pursuant to the Court’s Order granting preliminary approval of the Settlement, the Company is hereby filing the Settlement as well as the Notice of Proposed Derivative Settlement included as Exhibit 99.2 to this Current Report (the “Notice”). The Settlement and Notice are also available on the Company’s investor relations website at www.yelp-ir.com. This website address is included for reference only; the content available at such website is not incorporated by reference into this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Stipulation of Settlement.
99.2	Notice of Proposed Derivative Settlement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 30, 2022	YELP INC.

		By:	/s/ Aaron Schur
Aaron Schur
Senior Vice President & General Counsel